SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2016

CYBER APPS WORLD INC.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada 000-24459 90-0314205

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(State or Other Jurisdiction (Commission ( I.R.S. Employer

of Incorporation) File Number) Identification No.)

420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110

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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (702) 425-4289

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchases	Principal Underwriter	Total Offering Price/Underwriting Discounts
May 31, 2016	2,400,000 shares of common stock issued in conversion of $31,200 principal amount of debt.	Frontline Asset Management Inc.	NA	$0.013 per share/NA
May 31, 2016	2,400,000 shares of common stock issued in conversion of $31,200 principal amount of debt.	Topline Holdings Inc.	NA	$0.013 per share/NA

(1)	The issuances to lenders, consultants and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D or Regulation S promulgated by the SEC under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APPS WORLD INC.

Dated: May 31, 2016	By:	/s/ Liudmilla Voinarovska
Liudmilla Voinarovska, Chief Executive Officer